Profit Appropriation and Restricted Net Assets	12 Months Ended
Dec. 31, 2014
Profit Appropriation and Restricted Net Assets
Profit Appropriation and Restricted Net Assets

13. Profit Appropriation and Restricted Net Assets

The Company’s subsidiary, the VIE and the VIE’s subsidiaries in China are required to make appropriations to certain non-distributable reserve funds. In accordance with the laws applicable to China’s WFOE, its subsidiary have to make appropriations from its after-tax profit (as determined under Generally Accepted Accounting Principles in the PRC (“PRC GAAP”) to non-distributable reserve funds including (i) general reserve fund, (ii) enterprise expansion fund and (iii) staff bonus and welfare fund. General reserve fund is at least 10% of the after-tax profits calculated in accordance with the PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. The appropriation of the other two reserve funds is at the Group’s discretion. At the same time, the Company’s VIE, in accordance with the China Company Laws, must make appropriations from its after-tax profit (as determined under the PRC GAAP) to non-distributable reserve funds including (i) statutory surplus fund, and (ii) discretionary surplus fund. Statutory surplus fund is at least 10% of the after-tax profits calculated in accordance with the PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company.

General reserve fund and statutory surplus fund are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation.

As of December 31, 2013, no reserves were made to non-distributable reserve funds by the Group as its subsidiary, VIE and its subsidiaries were at an accumulated deficit position. As of December 31, 2014, the Group accrued approximately $0.1 million in the reserve fund, as Weimeng had fully utilized its accumulated deficit and became profitable since 2014.

Under the PRC laws and regulations, the subsidiary, the VIE and the VIE’s subsidiaries incorporated in the PRC are restricted in their ability to transfer a portion of their net assets to the Group either in the form of dividends, loans or advances of the combined and consolidated net assets as of December 31, 2014. Even though the Group currently does not require any such dividends, loans or advances from the PRC subsidiary and VIE for working capital and other funding purposes, the Group may in the future require additional cash resources from the PRC subsidiary, VIE and VIE’s subsidiaries due to changes in business conditions, to fund future acquisitions and development, or merely declare and pay dividends to or distribution to its shareholders. As of December 31, 2014, net assets subject to restriction for the Group amounted to $163.0 million.